                      REPURCHASE AND RESTRICTION AGREEMENT

        THIS REPURCHASE AND RESTRICTION AGREEMENT (this "AGREEMENT") is entered into as of this 27th day of November, 2000, by and between CompleTel LLC, a Delaware, USA limited liability company ("LLC"), and Martin Rushe ("YOU").

                                    RECITALS

        A. You hold the number of unvested time-vesting membership units of LLC ("UNITS") shown on EXHIBIT A.

        B. You wish to have your Units repurchased (the "REPURCHASE") for ordinary shares of CompleTel Europe N.V. ("Europe NV") held by LLC ("NV SHARES"), and LLC is willing to repurchase the Units from you on the terms and conditions of this Agreement.

                                    AGREEMENT

         NOW THEREFORE, you and LLC agree as follows:

        1.      REPURCHASE OF UNITS FOR NV SHARES.

                (a) Subject to the conditions in Section 6, in the Repurchase LLC will repurchase your Units in consideration for the number of NV Shares shown on EXHIBIT A.

                (b) You and LLC agree that the total number of Units repurchased from you and the total number of NV Shares distributed to you in the Repurchase have an equal value.

        2. YOUR REPRESENTATIONS AND WARRANTIES TO LLC. You acknowledge, represent, warrant and agree that:

                (a) The NV Shares you will receive have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law. You may not offer for sale, sell, pledge (except as required under Section 3(b)) or otherwise transfer your NV Shares, under an effective registration statement under the Securities Act or an exemption from registration.

                (b) You are acquiring the NV Shares for investment and will not:

                        (i) offer for sale, sell or otherwise transfer any NV Shares, except (A) under an effective registration statement under the Securities Act, or (B) under an exemption from the registration requirements of the Securities Act as confirmed in an opinion of counsel satisfactory to Europe NV; or

                        (ii) engage in any hedging transaction with respect to any NV Shares, except in compliance with the Securities Act.

If you propose any resale or other transfer (except under an effective registration statement under the Securities Act), you will provide Europe NV with an opinion of counsel satisfactory to Europe NV that the proposed transaction is exempt from the registration requirements of the Securities Act. Europe NV may require you and your transferee to provide satisfactory investment representations.

                (e) You understand that the NV Shares are "restricted securities" under US securities laws because they are being acquired from LLC in a non-public transaction. You understand that under applicable laws and regulations, the NV Shares may be resold without registration under the Securities Act only in limited circumstances. You represent that you are familiar with Rule 144 under the Securities Act, as currently in effect, and understand the resale limitations imposed by Rule 144 and by the Securities Act.

                (f) You are not an underwriter of, or dealer in, the NV Shares, and are not participating in any distribution of the NV Shares, either directly or through any affiliate.

                (g) You own the Units LLC is repurchasing from you in the Repurchase as shown on EXHIBIT A, and when you contribute them, the Units will be free from any liens or other adverse claims.

                (h) The vesting schedule of the Units will not be accelerated by the Repurchase. To preserve LLC's rights under the original vesting arrangement, you agree to the Transfer Restrictions (defined in Section
3) and the Call Option (defined in Section 4).

                (i) LLC and others will rely upon the truth and accuracy of all of your statements in this Agreement. If any of your statements is no longer accurate, you will promptly notify LLC of the inaccuracy.

         3.       TRANSFER RESTRICTIONS.

                (a) You agree that you will not sell, pledge or otherwise transfer any interest in any Restricted Shares (a "TRANSFER"), except under the call provisions of Section 4 or under applicable laws of descent and distribution (the "TRANSFER RESTRICTIONS").

                (b) In this Agreement, the term "RESTRICTED SHARES" on any date refers to the portion of NV Shares you receive in consideration for Units that would not yet be time-vested on that date. The number of your NV Shares that are Restricted Shares, and therefore subject to the Transfer Restrictions and to the Call Option (as defined in Section 4), will decrease over time as follows:

----------------------- ------------------------- -------------------------
                                Number of                 Number of
                          Restricted Shares at      Restricted Shares at
         DATE             $0.001044 Call Price      $2.155532 Call Price
----------------------- ------------------------- -------------------------
     Closing Date                40,518                    40,518
----------------------- ------------------------- -------------------------
  December 31, 2000              23,528                    23,528
----------------------- ------------------------- -------------------------
  December 31, 2001               6,988                     6,988
----------------------- ------------------------- -------------------------
    June 23, 2002                   0                         0
----------------------- ------------------------- -------------------------

Each of the dates in this schedule, except the Closing Date, is referred to as a "LAPSE DATE." On each Lapse Date, an equal number of Restricted Shares at each Call Price will cease to be Restricted Shares. No Transfer Restrictions on any of your NV Shares will lapse after a Call Event (defined in Section 4(a)) has occurred.

                (c) PLEDGE. You agree to execute the deed of pledge ("DEED OF PLEDGE"), attached to this Agreement as EXHIBIT B, pledging certain of your Restricted Shares, as security for monetary damages provided for in Section 5 below.

                (d) CANCELLATION OF PLEDGE. LLC agrees that, after each Lapse Date, it will cause the pledge of your NV Shares that are no longer Restricted Shares to be cancelled.

        4.      CALL OPTION.

                (a) You grant LLC the option to purchase any or all of your Restricted Shares (the "CALL OPTION") if you cease to be employed by Europe NV or its subsidiaries, voluntarily or involuntarily, with or without cause, for any reason or for no reason (a "CALL EVENT").

                (b) You agree that the call price for 40,518 of your Restricted Shares purchased under this Section 4 will be $0.001044 per share and the call price for your remaining 40,518 Restricted Shares purchased under this
Section 4 will be $2.155532 per share (each, a "CALL PRICE"). If a Call Event occurs, LLC will repurchase an equal number of your Restricted Shares at each Call Price.

                (c) When a Call Event occurs, LLC must deliver to you the "CALL NOTICE" attached to this Agreement as EXHIBIT C, notifying you of the exercise of its Call Option and indicating the number of Restricted Shares LLC will purchase and the total Call Price. LLC agrees to pay the purchase price within ten business days after the date of the Call Notice.

                (d) You agree that as security for the Call Option, LLC will have custody of the share certificates issued for your Restricted Shares, and you will sign and deliver the letter attached to this Agreement as EXHIBIT D, instructing Europe NV's registrar to deliver those certificates to LLC.

                (e) You agree to execute in blank the stock powers attached to this Agreement as EXHIBIT E ("STOCK POWERS"), as requested by LLC. You understand and agree that when LLC has paid you the total Call Price, it will use the Stock Powers to change the ownership of the repurchased Restricted Shares in its custody.

                (f) LLC agrees that, after each Lapse Date, it will return to you or your designated agent the NV Share certificates on which the Transfer Restrictions have lapsed, together with the corresponding Stock Power.

        5. PENALTIES UPON TRANSFER. You agree that any Transfer in violation of Section 3 will be a material breach of this Agreement entitling LLC to monetary damages equal to the difference between the Call Price and the greater of:

                (a) the price or value you received, directly or indirectly, on Transfer of the Restricted Shares; or

                (b) the closing price of Europe NV's ordinary shares on the Nasdaq National Market on the date of the Transfer.

        6. CONDITIONS TO CLOSING. LLC will not be obligated to complete the Repurchase or deliver any NV Shares under Section 7(b) of this Agreement unless the following conditions are satisfied:

                (a) Your representations and warranties in Section 2 are true and correct on the Closing Date.

                (b) You have delivered an executed counterpart of this Agreement, an executed Deed of Pledge and executed Stock Powers to LLC.

        7. ACTIONS ON CLOSING DATE. The closing of the Repurchase will occur on the date you have satisfied all of the closing conditions (the "Closing Date"). On the Closing Date:

                (a) You will deliver to LLC all of the Units shown on EXHIBIT A;

                (b) LLC will cause the number of NV Shares shown on EXHIBIT A to be delivered to you within seven business days of the Closing Date.

        8. SHARE CERTIFICATE LEGENDS. You understand and agree that the certificates representing your NV Shares will bear the following legends:

        "The shares represented by this certificate are `restricted securities' as that term is defined in Rule 144 under the Securities Act of 1933 (the `Act'). The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of CompleTel Europe N.V."

        "The shares represented by this certificate are subject to additional restrictions on transfer set forth in a Repurchase and Restriction Agreement among CompleTel LLC and the initial holder of such shares. The shares are also pledged to CompleTel LLC pursuant to a Deed of Pledge. A copy of such agreement and deed may be obtained by the holder hereof at the issuer's principal place of business without charge."

After each Lapse Date, LLC or its agent will cause the above legend to be removed from the certificates representing any shares that cease to be Restricted Shares.

        9. FURTHER ACTIONS. You and each other party to this Agreement agree to execute and deliver any further documents and writings, and to undertake and perform any further acts that may be necessary to give effect to the terms and provisions of this Agreement.

        10. SEVERABILITY. The finding by a court of competent jurisdiction or governmental body that any term or provision of this Agreement is unenforceable or otherwise void will not affect the effectiveness or enforceability of any of the other terms of this Agreement.

        11. BINDING EFFECT. This Agreement is binding upon, and will inure to the benefit of, the parties, and their respective heirs, successors, and assigns.

        12. HEADINGS. All Section headings are intended solely for convenience of reference and will not control the meaning or interpretation of any of the provisions of this Agreement.

        13. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed by facsimile and/or in one or more counterparts, each of which will be an original and, when taken together with other signed counterparts, will constitute one Agreement.

        14. CONTROLLING LAW. The terms and provisions of this Agreement will be governed by and construed in accordance with the laws of the State of Colorado, United States of America.

        15. JURISDICTION; SERVICE OF PROCESS. Any actions or proceedings, whether at law or in equity, seeking to enforce or to enjoin the enforcement of any provision of this Agreement, or based on any right arising out of this Agreement shall be brought, tried and litigated against any of the parties in the courts of the State of Colorado, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Colorado. You and each of the other parties hereby consent to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waive any and all possible objections to venue laid therein, including without limitation FORUM NON CONVENIENS. Process in any action or proceeding referred to in the preceding sentence may be served on you or any other party anywhere in the world by prepaid Federal Express, DHL or other international air courier to you at the address reflected on NV's share register and to LLC at its principal office address.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have signed this Agreement as of the date first written above.

                               COMPLETEL LLC


                               By:  /s/ William H. Pearson
                                  --------------------------------------------
                               Name:    William H. Pearson
                               Title:   President and Chief Executive Officer

                                 /s/ Martin Rushe
                               -----------------------------------------------
                               Martin Rushe

                                    EXHIBIT A

                         SCHEDULE OF UNITS AND NV SHARES


      NAME OF     NUMBER OF UN-TIME-     NV SHARES            NUMBER OF
      MEMBER         VESTED UNITS        PER UNIT        RESTRICTED NV SHARES
      ------         ------------        --------        --------------------
Martin Rushe             84.59             958                  81,036


                                    EXHIBIT B

                                 DEED OF PLEDGE

        Please see attached.

                                    EXHIBIT C

                                   CALL NOTICE

Name
Street Address
City, State  Zip Code

Dear_________:

                                     NOTICE

CompleTel LLC ("LLC") intends to exercise the Call Option you granted to it in the Repurchase and Restriction Agreement dated as of November 27, 2000 among you and LLC (the "RESTRICTION AGREEMENT"). Capitalized terms used in this letter have the meanings given to them in the Restriction Agreement.

LLC intends to purchase ______ of your Restricted Shares at $0.001044 per share and ______ of your Restricted Shares at $2.155532 per share, for a total purchase price of $ _______. A check representing the purchase price is enclosed with this Notice.

                                        COMPLETEL LLC


                                        By:
                                           -------------------------------------

                                    EXHIBIT D

                                REGISTRAR LETTER

        Please see attached.

                                    EXHIBIT E

                                  STOCK POWERS

        Please see attached.